UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2011

GETTY REALTY CORP.
(Exact name of registrant as specified in its charter)

Maryland	001-13777	11-3412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Jericho Turnpike, Suite 103, Jericho, New York, 11753
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (516) 478-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 7, 2011, Getty Realty Corp. issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 7, 2011, issued by Getty Realty Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.

By:	/s/ Thomas J. Stirnweis
Name:	Thomas J. Stirnweis
Title:	Vice President, Treasurer and
Chief Financial Officer

Date:  March 7, 2011

INDEX TO EXHIBITS

Exhibit	Description
Exhibit 99.1	Press Release, dated March 7, 2011, issued by Getty Realty Corp.

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